                                                                   EXHIBIT 10.42


                             MASTER LOAN AGREEMENT

This Master Loan Agreement (Agreement) is made and entered into this 10th day of February 1999 between and among Chicago Title and Trust Company (CT&T), an Illinois corporation, as borrower (Borrower) and any one or more of Chicago Title Insurance Company (CTI), a Missouri corporation, Security Union Title Insurance Company (SU), a California corporation and Ticor Title Insurance Company (Ticor), a California corporation and each, individually, as a lender (Lender).

                                    Recitals:

A.   CT&T is the parent company of CTl,SU and Ticor.

B. CTI, SU and Ticor are each insurance companies subject to state insurance department regulation and insurance holding company regulation in their respective states of domicile.

C. CT&T desires from time to time to borrow funds from one or more of the Lenders and the Lenders are each willing to make such loans to CT&T from time to time.

D. In the event of any such a borrowing by CT&T from a Lender, the Lender may be affected by. one or more of the following forms of insurance department regulation:

     - The form of borrowing agreement may be subject to reporting to an insurance department as an agreement between affiliates.

     - Actual borrowings may be subject to report or prior approval of a state insurance department.

     - An unsecured or inadequately collateralized loan may not qualify as an admitted asset of a Lender under applicable statutory accounting principles.

E. Under borrowing procedures contemplated by this Agreement, the parties intend to comply with all applicable state insurance department regulation as well as internal governance .procedures applicable to the parties.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Agreement To Loan - Corporate Approval. Upon written request by CT&T to a Lender from time to time, each Lender agrees to loan funds to CT&T, subject to compliance with the following terms and conditions:

A. The parties acknowledge that borrowings made hereunder are significant and may be appropriate for approval of the boards of directors of Borrower and/or a Lender. Consequently, each of the boards of directors of Borrower and the Lenders have acted to approve or shall approve the subject agreement of the parties, the execution of this Agreement and maintenance of this Agreement for the term provided.

B. A record of all borrowings made and principal and interest amounts outstanding shall be maintained by the Chief Financial Officer of CT&T.

C. In the absence of further agreement of the parties, the sum of all borrowings made hereunder measured by outstanding principal shall not exceed the lesser of:

     i. the aggregate amount which may be collateralized by stock of CT&T's insurance subsidiaries or other forms of collateral sufficient to support admitted asset accounting treatment for loans, made; or

     ii. the aggregate sum of loans which may be made without prior approval of each Lender's state insurance regulator.

     The applicable loan limit under this paragraph is presently estimated at $19.8 million based on year-end 1997 accounts. This limit shall be adjusted at the end of each calendar year.

D. Each borrowing request shall be made in the form attached as Exhibit A setting forth the following information:

     i.   the amount to be borrowed;

     ii.  the proposed form of collateral with valuation support;

     iii. the effective date of borrowing and proposed terms of repayment;

     iv.  a statement of anticipated regulatory compliance action.

E. Except as otherwise agreed to by the parties, a loan shall be collateralized so as to preserve the admitted asset position of the Lender under statutory accounting principles.

F. Each individual borrowing under this Agreement shall be evidenced by a Promissory Note executed by Borrower substantially in the form attached as EXHIBIT B setting forth the principal sum borrowed, the applicable interest rate, the terms of repayment and description of collateral. The term for a loan may not exceed ten (10) years and all loans shall be repaid as to principal on an. amortized basis of equal annual payments over the term of the loan.

G. Except as otherwise agreed upon by the parties, all borrowed sums shall bear interest, at Borrower's option, at a rate per annum equal to:

     i. The Base Rate, which means, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one half of one percent (1/2 %) or (b) the "Prime Rate" (hereinafter defined) for such day. "Prime Rate" means the bank prime loan rate per Federal Reserve Statistical Release (H.15(519). Interest on each advance bearing interest at the Base Rate shall be calculated on the basis of a year of 360 days and actual days elapsed, and shall be payable on the last day of each calendar quarter and at maturity; or

     ii. The rate on one, three or six month Eurodollar deposits (London) as selected by Borrower and as determined from Federal Reserve Statistical Release H.15(519) plus the applicable LIBOR margin per annum (the "LIBOR Rate") as set forth in the following grid:

                                            Applicable LIBOR Margin
 Borrower's Leverage Ratio (Debt/Equity)        for LIBOR Loans
-----------------------------------------   -----------------------
Less than 0.20:1.00                                  0.375%
0.20:1.00 through but less than 0.25:1.00            0.425%
0.25:1.00 through but less than 0.30:1.00            0.475%
0.30:1.00 through but less than 0.35:1.00            0.525%
Greater than or equal to 0.35:1.00                   0.625%

          Interest on borrowings under this option shall be payable on the last day of each calendar quarter and at maturity, and shall be calculated on actual days elapsed on a 360 day year.

H. In the event CT&T elects to collateralize a bail by a pledge of stock, the-pledge shall be supported by a Pledge Agreement substantially in the form attached as Exhibit C.

I. The Borrower shall pay to each Lender a commitment fee equal to ten (10) basis points per annum on sums which CT&T elects not to borrow below the loan cap for that Lender.

2. Loans - Regulatory Approval. In regard to this borrowing agreement and its implementation, each Lender shall be responsible for making all appropriate reports or filings with its state insurance department regulator. Likewise, CT&T shall be responsible for making all appropriate reports or filings with its state regulators. In the event prior approval of a loan is required from a state regulator, the loan may not be made effective until after the requisite approval has been obtained.

3. Cooperation of Parties. The parties shall cooperate with each other in taking any actions appropriate to support the purposes of this Agreement.

4. Prepayment. Any loan made hereunder may be pre-paid in whole or in part at any time without penalty.

5. Term. The term of this Agreement shall be ten (10) years plus automatic renewal terms of ten (10) years duration; provided that, a party may withdraw from the Agreement upon at least ninety (90) days prior written notice at the end of the initial or any renewal term or for good cause including, but not limited to, regulatory restrictions or default by Borrower at any time upon one day written notice; and further provided that, this Agreement shall remain in place as to a Lender so long as a loan affecting that Lender remains outstanding subject to immediate acceleration of all loans involving a Lender providing written notice of termination for good cause.

6. Governing Law. This Agreement shall be governed by the laws of the State of Illinois.

Executed this 10th day of February 1999.

CHICAGO TITLE AND TRUST COMPANY         SECURITY UNION TITLE INSURANCE COMPANY


By  /s/                                 By  /s/
    ---------------------------------       ------------------------------------
    Authorized Officer                      Authorized Officer


CHICAGO TITLE INSURANCE COMPANY         TICOR TITLE INSURANCE COMPANY


By  /s/                                 By  /s/
    ---------------------------------       ------------------------------------
    Authorized Officer                      Authorized Officer

                               BORROWING REOUEST

     Pursuant to Master Loan Agreement dated February 1,1999, Chicago Title and Trust Company makes the following borrowing request:

                                        Effective Date and      Terms of
Lender                 Amount of Loan    Duration of Loan      Repayment.
------                 --------------   ------------------   --------------
Security Union Title     $2,700,000      2119/99, 10 years    $270,000 per
Insurance Company                         Due 12/31/2008     year due 12/31
                                                              of each year

Collateralization (Amount of shares. estimated value, etc)

428 shares of Chicago Title Insurance Company common stock having a statutory value of $3,381,554 at December 31, 1998

Interest Rate

Initially 1 month LIBOR plus applicable LIBOR Margin, to be reset from time to time

Regulatory Actions

None

                                         CHICAGO TITLE AND TRUST COMPANY


                                         By: /s/
                                             -----------------------------------
                                             Authorized Officer


BORROWING REQUEST
APPROVED BY LENDER:                      Date: February 19, 1999

SECURITY UNION TITLE INSURANCE COMPANY


By: /s/
    ---------------------------------
    Authorized Officer

Date: February 19, 1999

                                 PROMISSORY NOTE

$2,700,000                                                     February 19, 1999
                                                               Chicago, Illinois

     For value received and pursuant to that certain Master Loan Agreement dated February 1, 1999 between CHICAGO TITLE AND TRUST COMPANY (CT&T), CHICAGO TITLE INSURANCE COMPANY (CTI), TICOR TITLE INSURANCE COMPANY (Ticor) and SECURITY UNION TITLE INSURANCE COMPANY (SU), CT&T promises to pay to SU (Lender), or to its order, the principal sum of Two Million Seven Hundred Thousand ($2,700,000) Dollars (representing the proceeds of a loan to be used for business purposes) together with interest on the unpaid principal sum from this date at the rate per annum equal, at Borrowers option, to:

(a) The "Base Rate," which means, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one half of one percent (1/2%) or (b) the "Prime Rate" (hereinafter defined) for such day. "Prime Rate" means the bank prime loan rate per Federal Reserve Statistical Release 11.15(519). Interest on each advance bearing interest at the Base Rate shall be calculated on the basis of a year of 360 days and actual days elapsed, and shall be payable on the last day of each calendar quarter and at maturity; or

(b) The rate on one, three or six month Eurodollar deposits (London) as determined from Federal Reserve Statistical Release H.15(519) plus the applicable LIBOR margin as set forth in the following grid:

                                            Applicable LIBOR Margin
 Borrower's Leverage Ratio (Debt/Equity)        for LIBOR Loans
-----------------------------------------   -----------------------
Less than 0.20:1.00                                  0.375%
0.20:1.00 through but less than 0.25:1.00            0.425%
0.25:1.00 through but less than 0.30:1.00            0.475%
0.30:1.00 through but less than 0.35:1.00            0.525%
Greater than  or equal to 0.35:1.00                  0.625%

     until paid in full or in the event of a default in which case the interest rate specified below shall apply.

     The principal sum plus interest thereon shall be repaid as follows:

1. Quarterly payments of interest together with annual payments of principal to be amortized over a period equal to the term of the loan but in no event to exceed ten (10) years to complete repayment of the principal sum together with interest thereon.

     All payments due under this Note shall be due and payable without invoice and shall be forwarded to Lender in Chicago, Illinois, 171 North Clark Street,
Attention: Asset Management Department Each payment shall be clearly marked as to the loan and whether payment is of interest, of principal or a prepayment. Prepayments of principal may be made at any time without penalty.

     In the event the maker fails to make any payment due hereunder at the time and place specified, the holder may as a courtesy not as a matter of legal obligation provide the maker with notice of such failure to pay. In the event such failure to pay remains uncorrected for a period often (10) days or more, the holder may, at its sole option, declare the whole amount remaining unpaid, including principal and interest, to be due and payable at once. In the event of any such unremedied failure to pay, with or without acceleration of the entire indebtedness, the delinquent amount shall thereafter bear interest at the rate of eighteen (18%) percent per annum until paid.

     The failure of the holder to provide notice of default to the maker shall in no manner affect or alter its liability under this Note.

     In case this note is placed in the hands of an attorney for collection, the maker agrees to pay a reasonable attorney's fee and costs of collection. The maker waives notice, protest, presentment and notice of dishonor and agrees that after maturity of this obligation or any installment thereof, the time for payment of the same may be extended by the holder at the request of maker or otherwise without releasing the maker hereof from liability.

     This note is additionally secured by a Collateral Pledge in favor of Lender of certain shares of stock owned by CT&T in CTI, which shares shall not, without prior approval of the Chief Financial Officer of CT&T, exceed 10% of all outstanding shares of such company.

CHICAGO TITLE AND TRUST COMPANY


By: /s/
    ---------------------------------
    Authorized Officer

                           COLLATERAL PLEDGE AGREEMENT

     This Agreement is made this 19th day of February, 1999 between Chicago Title and Trust Company (CT&T) and Security Union Title Insurance Company (Lender).

                                    RECITALS:

A. Pursuant to a Master Loan Agreement dated February 1, 1999, Lender agreed to loan to CT&T the sum of $2,700,000 Dollars which loan and indebtedness is represented by a Promissory Note dated February 19,1999 executed by CT&T in favor of Lender.

B. CT&T owns all of the issued and outstanding shares of Chicago Title Insurance Company (CTI) and deems the execution of such note to be in the best interest of CT&T.

C. Lender agreed to make such loan only on the condition that it receive as additional security for the repayment thereof a collateral pledge of outstanding shares of CTI or other assets.

D. Shareholder is willing to pledge shares in CTI to Lender as additional security for the repayment of such note and performance of CT&T under said Agreement and the subject Promissory Note.

     NOW, THEREFORE, it is agreed by and between the parties as follows:

1. Pledge. CT&T does hereby assign, pledge and transfer to Lender all of its right, title and interest in and to a total of 428 shares of common stock of CTI evidenced by certificate Nos. _____ to _____ being no more than ten (10%) percent or less of the issued and outstanding shares of CTI.

2. Collateral Security. This pledge is executed as collateral security for the repayment of that certain Promissory Note of even date herewith executed by CT&T.'

3. Representations. Shareholder represents and warrants that it is owner of the shares pledged hereunder free and clear of any lien, claim or encumbrance whatsoever.

4. Additional Shares. Any additional shares issued by a corporation whose shares are held during the period this pledge remains in effect shall be issued subject to the terms of this pledge with Lender enjoying pre-emptive rights to maintain its percentage interest in the company whose shares are pledged under this Agreement.

5.   Rights of Pledgee. During the term of this pledge, at Lender's option:

A. Lender shall be registered in the records of Chicago Title and Trust as holder, as pledgee, of all outstanding shares of CTI, shall be entitled to receive notice of corporate action as though it were a shareholder of CTI and at its option and only to preserve the value of pledged shares, shall be entitled to vote the shares of CTI in its possession as pledgee.

B. CTI shall declare and pay dividends only with the written consent of Lender.

Executed this 19th day of February, 1999.

CHICAGO TITLE AND TRUST COMPANY         SECURITY UNION TITLE INSURANCE COMPANY


By /s/                                  By /s/
   ----------------------------------      -------------------------------------
   Authorized Officer                      Authorized Officer

                                BORROWING REQUEST

     Pursuant to Master Loan Agreement dated February 1, 1999, Chicago Title and Trust Company makes the following borrowing request:

                                         Effective Date and
Lender                  Amount of Loan    Duration of Loan      Terms of Repayment
------                  --------------   ------------------   ----------------------
Ticor Title Insurance     $6,000,000      2/19/99, 10 years     $600,000 per year,
Company                                    Due 12/31/2008     due 12/31 of each year

Collateralization (Amount of shares. estimated value. Etc.)

950 shares of Chicago Title Insurance Company common stock having a statutory value of $7,505,787 at December 31, 1998

Interest Rate

Initially 1 month LIBOR plus applicable LIBOR Margin, to be reset from time to time

Regulatory Actions

None

                                        CHICAGO TITLE AND TRUST COMPANY


                                        By: /s/
                                            ------------------------------------
                                            Authorized Officer


BORROWING REQUEST
APPROVED BY LENDER:

TICOR TITLE INSURANCE COMPANY


By: /s/
    ---------------------------------
    Authorized Officer

Date: February 19, 1999

                                PROMISSORY NOTE

$6,000,000                                                     February 19, 1999
                                                               Chicago, Illinois

     For value received and pursuant to that certain Master Loan Agreement dated February 1, 1999 between CHICAGO TITLE AND TRUST COMPANY (CT&T), CHICAGO TITLE INSURANCE COMPANY (CTI), TICOR TITLE INSURANCE COMPANY (Ticor) and SECURITY UNION TITLE INSURANCE COMPANY (SO), CT&T promises to pay to Ticor (Lender), or to its order, the principal sum of Six Million ($6,000,000) Dollars (representing the proceeds of a loan to be used for business purposes) together with interest on the unpaid principal sum from this date at the rate per annum equal, at Borrowers option, to:

(a) The "Base Rate," which means, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one half of one. percent (1/2%) or (b) the "Prime Rate" (hereinafter defined) for such day. "Prime Rate" means the bank prime loan rate per Federal Reserve Statistical Release H.15(519). Interest on each advance bearing interest at the Base Rate shall be calculated on the basis of a year of 360 days and actual days elapsed, and shall be payable on the last day of each calendar quarter and at maturity; or

(b) The rate on one, three or six month Eurodollar deposits (London) as determined from Federal Reserve Statistical Release H.15(519) plus the applicable LIBOR margin as set forth in the following grid:

                                            Applicable LIBOR Margin
 Borrower's Leverage Ratio (Debt/Equity)        for LIBOR Loans
-----------------------------------------   -----------------------
Less than 0.20:1.00                                  0.375%
0.20:1.00 through but less than 0.25:1.00            0.425%
0.25:1.00 through but less than 0.30:1.00            0.475%
0.30:1.00 through but less than 0.35:1.00            0.525%
Greater than  or equal to 0.35:1.00                  0.625%

     until paid in full or in the event of a default in which case the interest rate specified below shall apply.

     The principal sum plus interest thereon shall be repaid as follows:

1. Quarterly payments of interest together with annual payments of principal to be amortized over a period equal to the_ term of the loan but in no event to exceed ten (10) years to complete repayment of the principal sum together with interest thereon.

     All payments due under this Note shall be due and payable without invoice and shall be forwarded to Lender in Chicago, Illinois, 171 North Clark Street,
Attention: Asset Management Department. Each payment shall be clearly marked as to the loan and whether payment is of interest, of principal or a prepayment. Prepayments of principal may be made at any time without penalty.

     In the event the maker fails to make any payment due hereunder at the time and place specified, the holder may as a courtesy not as a matter of legal obligation provide the maker with notice of such failure to pay. In the event such failure to pay remains uncorrected for a period of ten (10) days or more, the holder may, at its sole option, declare the whole amount remaining unpaid, including principal and interest, to be due and payable at once. In the event of any such unremedied failure to pay, with or without acceleration of the entire indebtedness, the delinquent amount shall thereafter bear interest at the rate of eighteen (18%) percent per annum until paid.

     The failure of the holder to provide notice of default to the maker shall in no manner affect or alter its liability under this Note.

     In case this note is placed in the hands of an attorney for collection, the maker agrees to pay a reasonable attorney's fee and costs of collection. The maker waives notice, protest, presentment and notice of dishonor and agrees that after maturity of this obligation or any installment thereof, the time for payment of the same may be extended by the holder at the request of maker or otherwise without releasing the maker hereof from liability.

     This note is additionally secured by a Collateral Pledge in favor of Lender of certain shares of stock owned by CT&T in CTI, which shares shall not, without prior approval of the Chief Financial Officer of CT&T, exceed 10% of all outstanding shares of such company.

CHICAGO TITLE AND TRUST COMPANY


By: /s/
    ---------------------------------
    Authorized Officer

                           COLLATERAL PLEDGE AGREEMENT

     This Agreement is made this 19th day of February, 1999 between Chicago Title and Trust Company (CT&T) and Ticor Title Insurance Company (Lender).

                                   RECITALS:

A. Pursuant to a Master Loan Agreement dated February 1, 1999, Lender agreed to loan to CT&T the sum of $6,000,000 Dollars which loan and indebtedness is represented by a Promissory Note dated February 19,1999 executed by CT&T in favor of Lender.

B. CT&T owns all of the issued and outstanding shares of Chicago Title Insurance Company (CTI) and deems the execution of such note to be in the best interest of CT&T.

C. Lender agreed to make such loan only on the condition that it receive as additional security for the repayment thereof a collateral pledge of outstanding shares of CTI or other assets.

D. Shareholder is willing to pledge shares in CTI to Lender as additional security for the repayment of such note and performance of CT&T under said Agreement and the subject Promissory Note.

     NOW, THEREFORE, it is agreed by and between the parties as follows:

1. Pledge. CT&T does hereby assign, pledge and transfer to Lender all of its right, title and interest in and to a total of 950 shares of common stock of CTI evidenced by certificate Nos. _____ to ______ being no more than ten (10%) percent or less of the issued and outstanding shares of CTI.

2. Collateral Security. This pledge is executed as collateral security for the repayment of that certain Promissory Note of even date herewith executed by CT&T.

3. Representations. Shareholder represents and warrants that it is owner of the shares pledged hereunder free and clear of any lien, claim or encumbrance whatsoever.

4. Additional Shares. Any additional shares issued by a corporation whose shares are held during the period this pledge remains in effect shall be issued subject to the terms of this pledge with Lender enjoying pre-emptive rights to maintain its percentage interest in the company whose shares are pledged under this Agreement.

5.   Rights of Pledgee. During the term of this pledge, at Lender's option:

A. Lender shall be registered in the records of Chicago Title and Trust as holder, as pledgee, of all outstanding shares of CTI, shall be entitled to receive notice of corporate action as though it were a shareholder of CTI and at its option and only to preserve the value of pledged shares, shall be entitled to vote the shares of CTI in its possession as pledgee.

B. CTI shall declare and pay dividends only with the written consent of Lender.

Executed this 19th day of February, 1999.

CHICAGO TITLE AND TRUST COMPANY         TICOR TITLE INSURANCE COMPANY


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
    Authorized Officer                      Authorized Officer

                                PROMISSORY NOTE

$10,600,000                                                    February 19, 1999
                                                               Chicago, Illinois

     For value received and pursuant to that certain Master Loan Agreement dated February 1, 1999 between CHICAGO TITLE AND TRUST COMPANY (CT&T), CHICAGO TITLE INSURANCE COMPANY (CTI), TICOR TITLE INSURANCE COMPANY (Ticor) and SECURITY UNION TITLE INSURANCE COMPANY (SU), CT&T promises to pay to CTI (Lender), or to its order, the principal sum of Ten Million Six Hundred Thousand ($10,600,000) Dollars (representing the proceeds of a loan to be used for business purposes) together with interest on the unpaid principal sum from this date at the rate per annum equal, at Borrowers option, to:

(a) The "Base Rate," which means, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one half of one percent (1/2%) or (b) the "Prime Rate" (hereinafter defined) for such day. "Prime Rate" means the bank prime loan rate per Federal Reserve Statistical Release H.15(519). Interest on each advance bearing interest at the Base Rate shall be calculated on the basis of a year of 360 days and actual days elapsed, and shall be payable on the last day of each calendar quarter and at maturity; or

(b) The rate on one, three or six month Eurodollar deposits (London) as determined from Federal Reserve Statistical Release H.15(519) plus the applicable LIBOR margin as set forth in the following grid:

                                            Applicable LIBOR Margin
 Borrower's Leverage Ratio (Debt/Equity)        for LIBOR Loans
-----------------------------------------   -----------------------
Less than 0.20:1.00                                  0.375%
0.20:1.00 through but less than 0.25:1.00            0.425%
0.25:1.00 through but less than 0.30:1.00            0.475%
0.30:1.00 through but less than 0.35:1.00            0.525%
Greater than or equal to 0.35:1.00                   0.625%

     until paid in full or in the event of a default in which case the interest rate specified below shall apply.

     The principal sum plus interest thereon shall be repaid as follows:

1. Quarterly payments of interest together with annual payments of principal to be amortized over a period equal to the term of the loan but in no event to exceed ten (10) years to complete repayment of the principal sum together with interest thereon.

     All payments due under this Note shall be due and payable without invoice and shall be forwarded to Lender in Chicago, Illinois, 171 North Clark Street,
Attention: Asset Management Department. Each payment shall be clearly marked as to the loan and whether payment is of interest, of principal or a prepayment. Prepayments of principal may be made at any time without penalty.

     In the event the maker fails to make any payment due hereunder at the time and place specified, the holder may as a courtesy not as a matter of legal obligation provide the maker with notice of such failure to pay. In the event such failure to pay remains uncorrected for a period of ten (10) days or more, the holder may, at its sole option, declare the whole amount remaining unpaid, including principal and interest, to be due and payable at once. In the event of any such unremedied failure to pay, with or without acceleration of the entire indebtedness, the delinquent amount shall thereafter bear interest at the rate of eighteen (18%) percent per annum until paid.

     The failure of the holder to provide notice of default to the maker shall in no manner affect or alter its liability under this Note.

     In case this note is placed in the hands of an attorney for collection, the maker agrees to pay a reasonable attorney's fee and costs of collection. The maker waives notice, protest, presentment and notice of dishonor and agrees that after maturity of this obligation or any installment thereof, the time for payment of the same may be extended by the holder at the request of maker or otherwise without releasing the maker hereof from liability.

     This note is additionally secured by a Collateral Pledge in favor of Lender of certain shares of stock owned by CT&T in Ticor and SU, which shares shall not, without prior approval of the Chief Financial Officer of CT&T, exceed 10% of all outstanding shares of such company.

CHICAGO TITLE AND TRUST COMPANY


By: /s/
    ---------------------------------
    Authorized Officer

                                BORROWING REQUEST

     Pursuant to Master Loan Agreement dated February 1, 1999, Chicago Title and Trust Company makes the following borrowing request:

                                     Effective Date and
Lender              Amount of Loan    Duration of Loan      Terms of Repayment
------              --------------   ------------------   ----------------------
Chicago Title         $10,600,000     2/19/99, 10 years    $1,060,000 per year,
Insurance Company                      Due 12/31/2008     due 12/31 of each year

Collateralization (Amount of shares. estimated value. Etc.)

29,999 shares of Ticor Title Insurance Company common stock having a statutory value of $7,843,078 at December 31, 1998

549 shares of Security Union Title Insurance Company common stock having a statutory value of $5,456,024 at December 31, 1998

Interest Rate

Initially 1 month LIBOR plus applicable LIBOR Margin, to be reset from time to time

Regulatory Actions

None

                                        CHICAGO TITLE AND TRUST COMPANY


                                        By: /s/
                                            ------------------------------------
                                            Authorized Officer


BORROWING REQUEST
APPROVED BY LENDER:

CHICAGO TITLE INSURANCE COMPANY


By: /s/
    ---------------------------------
    Authorized Officer

Date: February 19, 1999


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

                          COLLATERAL PLEDGE AGREEMENT

     This Agreement is made this 19th day of February, 1999 between CHICAGO TITLE AND TRUST COMPANY (CT&T) and Chicago Title Insurance Company (Lender).

                                   Recitals:

A. Pursuant to a Master Loan Agreement dated February 1, 1999, Lender agreed to loan to CT&T the sum of $10,600,000 Dollars which loan and indebtedness is represented by a Promissory Note dated February 19, 1999 executed by CT&T in favor of Lender.

B. CT&T owns all of the issued and outstanding shares of Ticor Title Insurance Company (Ticor) and Security Union Title Insurance Company (SU) and deems the execution of such note to be in the best interest of CT&T.

C. Lender agreed to make such loan only on the condition that it receive as additional security for the repayment thereof a collateral pledge of outstanding shares of Ticor and SU or other assets.

D. Shareholder is willing to pledge shares in Ticor and SU to Lender as additional security for the repayment of such note and performance of CT&T under said Agreement and the subject Promissory Note.

     NOW, THEREFORE, it is agreed by and between the parties as follows:

1. Pledge. CT&T does hereby assign, pledge and transfer to Lender all of its right, title and interest in and to a total of 29,999 shares of common stock of Ticor evidenced by certificate Nos.____ to ______ and 549 shares of SU evidenced by certificate Nos.____ to _____ being no more than ten (10%) percent or less of the issued and outstanding shares of Ticor or no more than ten (10%) or less of the issued and outstanding shares of SU.

2. Collateral Security. This pledge is executed as collateral security for the repayment of that certain Promissory Note of even date herewith executed by CT&T.

3. Representations. Shareholder represents and warrants that it is owner of the shares pledged hereunder free and clear of any lien, claim or encumbrance whatsoever.

4. Additional Shares. Any additional shares issued by a corporation whose shares are held during the period this pledge remains in effect shall be issued subject to the terms of this pledge with Lender enjoying pre-emptive rights to maintain its percentage interest in the company whose shares are pledged under this Agreement.

5.   Rights of Pledgee. During the term of this pledge, at Lender's option:

A. Lender shall be registered in the records of Chicago Title and Trust as holder, as pledgee, of all outstanding shares of Ticor and SU, shall be entitled to receive notice of corporate action as though it were a shareholder of Ticor and SU and at its option and only to preserve the value of pledged shares, shall be entitled to vote the shares of Ticor and SU in its possession as pledgee.

B. Ticor and SU shall declare and pay dividends only with the written consent of Lender.

Executed this 19th day of February, 1999.

CHICAGO TITLE AND TRUST COMPANY         CHICAGO TITLE INSURANCE COMPANY


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
    Authorized Officer                      Authorized Officer


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